UNITED STATES
SECURITIES EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2008

Forster Drilling Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-29603	91-2070995
(State of organization)	(Commission File Number)	(IRS Employer Identification No.)

2425 Fountain View, Suite 305 Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (713) 266-8005

Former name or former address, if changed since last report: 6371 Richmond Ave., Suite 275, Houston, TX 77057

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 22, 2008, Forster Drilling Corporation (“Company”) received a written notification from FINRA informing the Company that it was delinquent in its reporting obligations three times in a 24-month period and that, effective on the opening of business on July 31, 2008, the common stock will be removed from quotation on the OTCBB. The Company’s strategy is to list its common stock for quotation on the Pink Sheets.

Item 9.01.	Financial Statements and Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forster Drilling Corporation

By:	/s/ Fred Forster III
Fred Forster, III, Chief Executive Officer

DATE: July 25, 2008